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                                                                       EXHIBIT 1

                    HOUSEHOLD FINANCIAL CORPORATION LIMITED

            Debt Securities and Warrants to Purchase Debt Securities

                         HOUSEHOLD INTERNATIONAL, INC.
                                   Guarantor

                             Underwriting Agreement
                             ----------------------



[Names of Representative(s)]
[Address]


                                                                           , 199

Dear Sirs:

          From time to time Household Financial Corporation Limited (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement" and together the "Pricing Agreements") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the underwriters named in Schedule I to the applicable Pricing Agreement (with respect to each such Pricing Agreement, the "Underwriters") certain of its debt securities (the "Debt Securities") and, if applicable, warrants to purchase Debt Securities (the "Warrants") specified in
Schedule II to such Pricing Agreement (with respect to each such Pricing Agreement, the "Designated Debt Securities" and the "Designated Warrants"). The Debt Securities will be unconditionally guaranteed (the "Guarantees") as to the payment of principal, premium, if any, and interest by Household International, Inc. (the "Guarantor").

          The terms and rights of any particular issuance of Designated Debt Securities shall be as specified in the applicable Pricing Agreement and in the indenture, as it may be supplemented from time to time (the "Indenture"), identified in such Pricing Agreement. The terms and rights of any particular issuance of Designated Warrants shall be as specified in the applicable Pricing Agreement and in the warrant agreement (the "Warrant Agreement") identified in such Pricing Agreement. Each Pricing Agreement shall constitute an agreement by the Company, the Guarantor and the Underwriters to be bound by all of the provisions of this Underwriting Agreement.

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          1.  Particular sales of Designated Debt Securities and Designated
Warrants may be made from time to time to the Underwriters of such Debt Securities and Warrants for whom the firms designated as representatives of the Underwriters of such Debt Securities and Warrants in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Debt Securities or Warrants or as an obligation of any of the Underwriters to purchase any of the Debt Securities or Warrants. The obligation of the Company to issue and sell any of the Debt Securities or Warrants shall be evidenced by the Pricing Agreement with respect to the Designated Debt Securities and Designated Warrants specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Debt Securities and the number of Designated Warrants, the public offering price of such Designated Debt Securities, the purchase price to the Underwriters of such Designated Debt Securities, the names of the Underwriters of such Designated Debt Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Debt Securities and the number of Designated Warrants to be purchased by each Underwriter, whether any of such Designated Debt Securities and Designated Warrants are to be purchased from the Company pursuant to delayed delivery contracts on terms to be specified in the Pricing Agreement and such contracts ("Delayed Delivery Contracts") and shall set forth the date, time and manner of delivery of such Designated Debt Securities and Designated Warrants and payment for such Designated Debt Securities and Designated Warrants. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Debt Securities and Designated Warrants. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company and the Guarantor jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

          (a)  A registration statement (Registration No. 333-    ) in respect
     of the Debt Securities, the Warrants and the Guarantees has been filed with the

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     Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference therein, to the Representatives for each of the other Underwriters and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; such registration statement, including all exhibits thereto but excluding each Form T-1, as amended at the time such registration statement or any part thereof became effective, being hereinafter called the "Registration Statement"; the prospectus included in the Registration Statement, in the form in which it has most recently been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of Regulation C on or prior to the date of this Agreement being hereinafter called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Debt Securities and Designated Warrants in the form in which it is filed with the Commission pursuant to Rule 424 under the Act in accordance with Section 5(a) hereof including any documents incorporated by reference therein as of the date of such filing or transmission;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with Commission, as the case may be, conformed in all material respects to the requirements of the Act or

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     the Exchange Act, as applicable, and the rules and regulations of the
     Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and in the Prospectus as amended or supplemented, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or Guarantor by an Underwriter of Designated Debt Securities and Designated Warrants through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Debt Securities and Warrants;

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K) at the time it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not and as of the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of

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     Designated Debt Securities and Designated Warrants through the
     Representatives expressly for use in the Prospectus as amended or supplemented relating to such Debt Securities and Warrants;

          (d) (i) The financial statements of the Guarantor included or incorporated by reference in the Registration Statement present fairly the financial position of the Guarantor and subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods specified, and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved; and (ii) the financial statements of the Company included or incorporated by reference in the Registration Statement present fairly the financial position of the Company and subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods specified.

          (e) Since the date of the latest audited financial statements in the Prospectus there has not been any material change in the capital stock or long-term debt of the Guarantor (except for changes resulting from the purchase by the Guarantor of its outstanding securities for sinking fund purposes) or any material adverse change in the general affairs or management or the consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries, taken as a whole, or of the Company, otherwise than as set forth or contemplated in the Prospectus;

          (f) The Guarantor and its significant subsidiaries, within the meaning of Rule 1-02 of Regulation S-X under the Act (the "Significant Subsidiaries") are validly organized and existing corporations under the laws of their respective jurisdictions of incorporation; and the Guarantor and its Significant Subsidiaries are duly authorized to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so authorized or permitted will not have a material adverse effect on the business or consolidated financial condition of the Guarantor and its subsidiaries taken as a whole;

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          (g)  There are no legal or governmental proceedings pending, other than those referred to in the Prospectus, to which the Company or the Guarantor or any of its other subsidiaries is a party or of which any property of the Company or the Guarantor or any of its other subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company, or the Guarantor and its subsidiaries taken as a whole, respectively; and, to the best of the Company's and the Guarantor's respective knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (h) The Debt Securities and the Warrants have been duly authorized, and, when issued and delivered pursuant to this Agreement, the Pricing Agreement and any Delayed Delivery Contracts will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and the Warrant Agreement under which such Debt Securities and Warrants are to be issued, the Indenture and the Warrant Agreement to be substantially in the forms filed as exhibits to the Registration Statement; the Guarantees of the Debt Securities have been duly authorized by the necessary corporate action and, upon the execution, authentication, issuance and delivery of the Debt Securities and payment therefor, the Guarantees will be valid and binding obligations of the Guarantor; the Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantor and the Trustee thereunder, the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity; and the Debt Securities, the Warrants, the Guarantees, the Indenture and the Warrant Agreement conform to the descriptions thereof in the Prospectus as originally filed with the Commission, and will conform to the descriptions thereof in the Prospectus as amended or supplemented;

          (i) The issue and sale of the Debt Securities and the Warrants and compliance by the Company with all of the provisions of the Debt Securities, the Warrants,

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     the Indenture, the Warrant Agreement, this Agreement, any Pricing Agreement and any Delayed Delivery Contracts will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Debt Securities and the Warrants or the consummation of the other transactions contemplated in this Agreement, any Pricing Agreement, or any Delayed Delivery Contracts except the registration under the Act of the Debt Securities, the Warrants and the Guarantees, the qualification of the Indenture under the Trust Indenture
     Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities, the Warrants and the Guarantees by the Underwriters; and

          (j) The issue of the Guarantees and compliance by the Guarantor with all of the provisions of the Guarantees, the Indenture, this Agreement, any Pricing Agreement and any Delayed Delivery Contracts will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien,

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     charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries may be bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Guarantor and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Guarantor or any of its subsidiaries or any statute or any order, rule or regulation applicable to the Guarantor or any of its subsidiaries of any court or of any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Guarantor or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue of the Guarantees or the consummation of the other transactions contemplated in this Agreement, any Pricing Agreement, or any Delayed Delivery Contracts except the registration under the Act of the Debt Securities, the Warrants and the Guarantees, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Debt Securities, the Warrants and the Guarantees by the Underwriters; and

          (k) Arthur Andersen LLP, who have certified certain financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          3. Upon the execution of the Pricing Agreement applicable to any Designated Debt Securities and Designated Warrants and authorization by the Representatives of the release of such Designated Debt Securities and Designated Warrants, the several Underwriters propose to offer such Designated Debt



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Securities and Designated Warrants for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to such Designated Debt Securities and Designated Warrants.

          4. Designated Debt Securities and Designated Warrants to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in book-entry form, and in such authorized denominations and registered in the name of the nominee of The Depository Trust Company, shall be delivered by or on behalf of the Company through the facilities of The Depository Trust Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same-day funds to the Company, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Debt Securities and Designated Warrants.

          5. The Company and the Guarantor hereby agree with each of the Underwriters of any Designated Debt Securities and Designated Warrants:

          (a) To make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Debt Securities and Warrants and prior to the Time of Delivery for such Debt Securities and Warrants which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or the Guarantor with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Debt Securities and Warrants, and during such same period to advise the Representatives, promptly after receipt of notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, of the suspension of the qualification of such Debt Securities

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     and Warrants or the Guarantees for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Debt Securities, Warrants and Guarantees for offering and sale under the securities laws of such jurisdictions within the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Debt Securities, Warrants and Guarantees, provided that in connection therewith neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Debt Securities and Warrants and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a

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     supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to the Guarantor's security holders as soon as practicable, but in any event not later than ninety days after the close of the period covered thereby, an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and covering a period of at least twelve consecutive months beginning not later than the first day of the fiscal quarter following the Time of Delivery; and

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Debt Securities and Designated Warrants and continuing to and including the later of (i) the termination of trading restrictions on such Designated Debt Securities and Designated Warrants, as notified to the Company or the Guarantor by the Representatives and (ii) the Time of Delivery for such Designated Debt Securities and Designated Warrants, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or the Guarantor (except for Debt Securities issued upon exercise of warrants) which mature more than nine months after such Time of Delivery and which are substantially similar to such Designated Debt Securities, without the prior written consent of the Representatives, provided, however, that in no event shall the foregoing period extend more than fifteen calendar days from the date of the Pricing Agreement.

          6. The Company and the Guarantor covenant and agree with the several Underwriters that the Company or the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's respective counsel and accountants in connection with the registration of the Debt Securities, the Warrants and the Guarantees under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Agreement, any Pricing Agreement, any Delayed Delivery Contract, any Indenture and supplements thereto, any Warrant Agreement and amendments thereto, and any Blue Sky Survey and Legal Investment Memorandum;
(iii) all expenses in connection with the qualification of the Debt Securities, the Warrants and the Guarantees for offering and sale

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under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey and Legal Investment Memorandum; (iv) any fees charged by securities rating services for rating the Debt Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Debt Securities and the Warrants; (vi) the cost of preparing the Debt Securities and the Warrants; (vii) the fees and expenses of any Trustee and any agent of any Trustee, the fees and expenses of any warrant agent, and the fees and disbursements of counsel for any Trustee or any warrant agent in connection with any Indenture, Warrant Agreement, the Debt Securities and the Warrants; and
(viii) all other costs and expenses incident to the performance of their respective obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Debt Securities or Warrants by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Debt Securities and any Designated Warrants hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Debt Securities and Designated Warrants, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Debt Securities and Designated Warrants, with respect to the incorporation of the Guarantor, the validity of the Indenture, the Designated Debt Securities, the Designated Warrants, the Guarantees, the Warrant Agreement, the Registration Statement, the

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     Prospectus as amended or supplemented and other related matters as the
     Representatives may reasonably request and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (ii) The Company and its subsidiaries are duly authorized to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so permitted or failure to be so authorized will not have a material adverse effect on the business or consolidated financial condition of the Company and its subsidiaries taken as a whole;

               (iii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending, other than those referred to in the Prospectus or the documents incorporated therein by reference, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which individually or in the aggregate is material, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Agreement and the Pricing Agreement with respect to the Designated Debt Securities and the Designated Warrants have been duly authorized, executed and delivered by the Company;

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               (v)  Each Delayed Delivery Contract has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company in accordance with its terms;

               (vi) The Indenture and the Warrant Agreement have been duly authorized, executed and delivered by the Company, and constitute valid and legally binding instruments of the Company enforceable in accordance with their respective terms except as enforcement of the provisions thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity;

               (vii) The Designated Debt Securities and the Designated Warrants have been duly authorized and executed and, when the Designated Debt Securities and the Designated Warrants have been duly authenticated, issued and delivered against payment of the agreed consideration therefor, the Designated Debt Securities and the Designated Warrants will constitute valid and legally binding obligations of the Company and, with like exception as noted in subdivision (vi) above, will be entitled to the benefits provided by the Indenture and the Warrant Agreement; and the Designated Debt Securities, the Designated Warrants, the Indenture and the Warrant Agreement conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (viii) The issue and sale of the Designated Debt Securities and the Designated Warrants, and the compliance of the Company with all of the provisions of the Designated Debt Securities, the Designated Warrants, the Indenture, the Warrant Agreement and this Agreement, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or, to the best of such counsel's knowledge, any statute or any order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Designated Debt Securities and Designated Warrants or the consummation of the other transactions contemplated in this Agreement and the Pricing Agreement, except the registration under the Act of the Designated Debt Securities, the Designated Warrants and the Guarantees, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the public offering of the Designated Debt Securities, the Designated Warrants and the Guarantees by the Underwriters;

               (ix) The Registration Statement has become and is now effective under the Act and, to the best of such counsel's knowledge, no proceedings for a stop order in respect of the Registration Statement are pending or threatened under Section 8(d) or 8(e) of the Act; and

               (x) Such counsel has no reason to believe that, with respect to the Company, either the Registration Statement or any amendment thereof (including the filing of any annual report on Form 40-F) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented at the time it was filed or transmitted for filing pursuant to Rule 424 under the Act contained or as amended or supplemented at the Time of Delivery contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (d) Counsel for the Guarantor shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) The Significant Subsidiaries of the Guarantor are validly organized and existing corporations under the laws of their respective jurisdictions of incorporation; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (other then certain preferred shares issued by Household Finance Corporation and Household Global Funding, Inc.) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

               (iii) The Guarantor and its Significant Subsidiaries are duly authorized to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Prospectus, except where failure to be so permitted or failure to be so authorized will not have a material adverse effect on the business or consolidated financial condition of the Guarantor and its subsidiaries taken as a whole;

               (iv) The Guarantor has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the outstanding shares of its common and preferred stock have been duly and validly authorized and issued and are fully paid and nonassessable;

               (v) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending, other than those referred to in the Prospectus or the documents incorporated therein by reference, to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which individually or in the aggregate is material, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) This Agreement and the Pricing Agreement with respect to the Designated Debt Securities and the Designated Warrants have been duly authorized, executed and delivered by the Guarantor;

               (vii) The Indenture has been duly authorized, executed and delivered by the Guarantor, and constitutes a valid and legally binding instrument of the Guarantor enforceable in accordance with its terms except as enforcement of the provisions thereof may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity; the Indenture has been duly qualified under the Trust Indenture Act; and all taxes and fees required to be paid with respect to the execution of the Indenture and the issuance of the Designated Debt Securities, and the related Guarantees have been paid;

               (viii) The Guarantees with respect to the Designated Debt Securities have been duly authorized and, when the Designated Debt Securities to which they relate have been duly authenticated, issued and delivered against payment of the agreed consideration therefor, the Guarantees will constitute valid and legally binding obligations of the Guarantor and, with like exception as noted in subdivision
          (vii) above, will be entitled to the benefits provided by the Indenture; and the Guarantees and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (ix) The issue of the Guarantees and the compliance of the Guarantor with all of the provisions of the Guarantees, the Indenture and this Agreement, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Guarantor or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, known to such counsel to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries may be bound or to which any of the property or assets of the Guarantor or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Guarantor and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Guarantor or any of its subsidiaries or, to the best of such counsel's knowledge, any statute or any order, rule or regulation applicable to the Guarantor or any of its subsidiaries of any court or of any Federal, State or other regulatory authority or other governmental body having jurisdiction over the Guarantor or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue of the Guarantee or the consummation of the other transactions contemplated in this Agreement and the Pricing Agreement, except the registration under the Act of the Designated Debt Securities and the Guarantees, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the public offering of the Designated Debt Securities and the Guarantees by the Underwriters;

               (x) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of documents which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (xi) The Registration Statement has become and is now effective under the Act and, to the best of such counsel's knowledge, no proceedings for a stop order in respect of the Registration Statement are pending or threatened under Section 8(d) or 8(e) of the Act; and

               (xii) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or the Guarantor prior to the Time of Delivery for the Designated Debt Securities (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that either the Registration Statement or any amendment thereof (including the filing of any annual report on Form 10-K) at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented at the time it was filed or transmitted for filing pursuant to Rule 424 under the Act contained or as amended or supplemented at the Time of Delivery contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts required to be filed with the Registration Statement which are not so filed;

          (e) At the Time of Delivery for the Designated Debt Securities and the Designated Warrants, the independent accountants of the Company and of the Guarantor who have certified the financial statements of the Company and its subsidiaries and of the Guarantor and its subsidiaries, respectively, included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and as to such matters as the Representatives may reasonably request;

          (f)(i) Neither of the Company and its subsidiaries taken as a whole nor the Guarantor and its subsidiaries taken as a whole shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and
     (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material change in the general affairs or management, or the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole or of the Guarantor and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which in any such case described in clause (i) or (ii) is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Debt Securities and the Designated Warrants on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) Subsequent to the date of the Pricing Agreement relating to the Designated Debt Securities and the Designated Warrants no downgrading shall have occurred in any of the respective ratings accorded the Company's or the Guarantor's senior debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g) of the Act;

          (h) Subsequent to the date of the Pricing Agreement relating to the Designated Debt Securities and the Designated Warrants there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities or the declaration of a national emergency or war, if the effect of any such event specified in this clause
     (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Debt Securities and the Designated Warrants on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

          (i) The Company and the Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Debt Securities and the Designated Warrants certificates of officers of the Company and the Guarantor, respectively, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery (provided that, each representation and warranty which refers to the Prospectus in Section 2 hereof shall be in relation to the Prospectus as amended or supplemented relating to the Designated Debt Securities and the Designated Warrants), as to the performance by the Company or the Guarantor, as applicable, of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company and the Guarantor jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Preliminary Prospectus Supplement, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim, as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, Preliminary Prospectus Supplement, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Debt Securities and Designated Warrants through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b) Each Underwriter will indemnify and hold harmless the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any Preliminary Prospectus Supplement, the Registration Statement, the Prospectus or the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by such entity in connection with investigating or defending any such action or claim, as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Debt Securities and the Designated Warrants on the other from the offering of the Designated Debt Securities and the Designated Warrants to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Debt Securities and the Designated Warrants on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statements of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or such Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Debt Securities and the Designated Warrants underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Debt Securities and Designated Warrants in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Debt Securities and Warrants and not joint.

     (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Debt Securities and the Designated Warrants which it has agreed to purchase under the Pricing Agreement relating to such Designated Debt Securities and Designated Warrants, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Debt Securities and Designated Warrants on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Debt Securities and Designated Warrants, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Debt Securities and Designated Warrants on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Debt Securities and Designated Warrants, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Debt Securities and Designated Warrants, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Debt Securities and Designated Warrants for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Debt Securities and Designated Warrants.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Debt Securities and the Designated Warrants of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Debt Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Debt Securities to be purchased at the Time of Delivery for such Designated Debt Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Debt Securities and the number of Designated Warrants which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Debt Securities and Designated Warrants and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share

(based on the principal amount of Designated Debt Securities and the number of Designated Warrants which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Debt Securities and the Designated Warrants of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Debt Securities and the Designated Warrants of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Debt Securities and the number of Designated Warrants which remain unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Debt Securities to be purchased at the Time of Delivery for such Designated Debt Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Debt Securities and Designated Warrants of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Debt Securities and Designated Warrants shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Designated Debt Securities and the Designated Warrants.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Debt Securities and the Designated Warrants covered by such Pricing Agreement except as provided in
Section 6 and Section 8 hereof; but, if for any other reason Designated Debt Securities and Designated Warrants are not delivered by or on behalf of the Company as provided herein, the Company or the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Debt Securities and Designated Warrants, but neither the Company nor the Guarantor shall then be under any further liability to any Underwriter with respect to such Designated Debt Securities and Designated Warrants except as provided in
Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Debt Securities and Designated Warrants shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives.

     All statements, requests, notices and agreements hereunder shall be in writing or by telegram or telecopy if promptly confirmed in writing and if to the Underwriters shall be sufficient in all respects, if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company or the Guarantor, as the case may be, set forth in the Registration Statement, in each case: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in the Pricing Agreement.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Guarantor and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and the Guarantor and each person who controls the Company or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Debt Securities or Warrants from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14.  Time shall be of the essence of each Pricing Agreement.

     15. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of Illinois.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof.

                              Very truly yours,

                              HOUSEHOLD FINANCIAL CORPORATION LIMITED


                              By________________________________
                                [Title]



                              HOUSEHOLD INTERNATIONAL, INC.


                              By:_______________________________
                                 [Title]

Accepted as of the date hereof:

[Name(s) of Representative(s)]

By:_____________________________
          [Title]

                                                                         ANNEX I

                               PRICING AGREEMENT
                               -----------------


[Names of Representative(s)]
  As Representatives of the several
    Underwriters named in Schedule I hereto, [Address]

                                                                   _______, 19__

Dear Sirs:

          Household Financial Corporation Limited (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated ___________, _____ (the "Underwriting Agreement"), between the Company and Household International, Inc. (the "Guarantor") on the one hand and [names of representative[s] named therein] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Designated Debt Securities and the Designated Warrants specified in Schedule II hereto less the principal amount of Designated Debt Securities and the number of Designated Warrants covered by Delayed Delivery Contracts ("Delayed Delivery Contracts") as provided below (such Designated Debt Securities and Designated Warrants covered by Delayed Delivery Contracts being hereinafter referred to collectively as Contract Securities). Each of the provisions of the Underwriting Agreement to be a part of this Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provision had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each of the representations and warranties set forth in Section 2 of the Underwriting Agreement with respect to the Prospectus or the information contained in the Prospectus shall constitute a representation or warranty thereof (a) as of the date of the Underwriting Agreement with respect to the Prospectus, and also (b) as of the date of this Pricing Agreement with respect to the Prospectus as amended or supplemented. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with, or in the case of a supplement transmitted for filing to, the Commission.

          The Company hereby authorizes the Underwriters to solicit offers to purchase Designated Debt Securities and Designated Warrants from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Schedule III attached hereto but with such changes therein as you and the Company may authorize or approve. The Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to you, for the accounts of the Underwriters, at the Time of Delivery, a commission of ___% of the principal amount of Designated Debt Securities for which Delayed Delivery Contracts have been made. Delayed Delivery Contracts are to be with institutional investors of the types mentioned in the last paragraph under the caption "Plan of Distribution" in the Prospectus and subject to other conditions therein set forth. The Company will enter into a Delayed Delivery Contract in each case arranged by the Underwriters where the Company has advised you of its approval of the proposed sale of Contract Securities to the purchaser thereunder; provided, however, that the minimum principal amount of Designated Debt Securities covered by any Delayed Delivery Contract with any purchaser or any Delayed Delivery Contract with affiliated purchasers shall be $_________ and the aggregate principal amount of Designated Debt Securities covered by Delayed Delivery Contracts shall not exceed $_____________, unless the Company shall otherwise agree in writing. However, if the aggregate principal amount of Designated Debt Securities requested for delayed delivery is less than $_________, the Company will have the right to reject all requests. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

          The amount of Contract Securities to be deducted from the principal amount of Designated Debt Securities and the number of Designated Warrants to be purchased by each Underwriter as set forth in Schedule I hereto shall be, in each case, the amount of Contract Securities which the Company has been advised by you have been attributed to such Underwriter, provided that if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Debt Securities and the number of Designated Warrants to be purchased by such Underwriter under this Agreement bears to the total principal amount of the Designated Debt Securities (rounded as you may determine to the nearest $1,000 principal amount) and the total number of Designated Warrants. The total principal amount of Designated Debt Securities to be purchased by all the Underwriters shall be $___________ less the principal amount of the Designated Debt Securities covered by Delayed Delivery Contracts and the total number of Designated Warrants so purchased shall be _____ less the number of Designated Warrants covered by such Contracts. The Company will deliver to you not later than 3:30 p.m., Chicago time, on the business day preceding the Time of Delivery (or such other time and date as you and the Company may agree upon in writing) a written notice setting forth the principal amount of Designated Debt Securities and the number of Designated Warrants covered by Delayed Delivery Contracts.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Designated Debt Securities and number of Designated Warrants set forth opposite the name of such Underwriter in
Schedule I hereto less such Underwriter's portion of Contract Securities determined as provided in the preceding paragraph.

          If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Company and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be supplied to the Company upon request.

                              Very truly yours,

                              HOUSEHOLD FINANCIAL CORPORATION LIMITED


                              By
                                 -----------------------------
                                 [Title]



                              HOUSEHOLD INTERNATIONAL, INC.


                              By
                                 -----------------------------
                                 [Title]

Accepted as of the date hereof:

[Name(s) of Representative(s)]

By _______________________________
           (Title)


_______________________________________
On behalf of each of the Underwriters

                                  SCHEDULE I




                                         Principal
                                         Amount of
                                         Designated  Number of
                                            Debt     Designated
                                         Securities  Warrants
                                         to be       to be
Underwriter                              Purchased   Purchased
- -----------                              ----------  ----------

[Name(s) of Representative(s)].....      $
[Names of other Underwriters]......



                                         ----------  ----------
          Total..................        $
                                         ==========  ==========

                                  SCHEDULE II

                          Designated Debt Securities


Title of Designated Debt Securities:

     [__%] [Floating Rate] [Zero Coupon] Notes due

Aggregate principal amount:

     $

Price to Public:

     % of the principal amount of the Designated Debt Securities, plus accrued interest from ___________________ to the Time of Delivery [and accrued amortization, if any, from __________________ to the Time of Delivery]

Purchase Price by Underwriters:

     % of the principal amount of the Designated Debt Securities, plus accrued interest from ___________________ to the Time of Delivery [and accrued amortization, if any, from __________________ to the Time of Delivery]

Indenture:

     Indenture, dated ___________, 199_, between the Company and as Trustee

Maturity:


Interest Rate:

     [____%] [Zero Coupon]

Interest Payment Dates:

     [months and dates]

Redemption Provisions:

     [No provisions for redemption]

     [The Designated Debt Securities may be redeemed in whole or in part at the option of the Company, in the amount of $_________ or an integral multiple thereof,

     [on or after ________, _________ at the following redemption prices (expressed in percentages of principal amount). If redeemed during the 12-month period beginning

     Year                    Redemption Price
     ----                    ----------------



And thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after ________, ________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Debt Securities are entitled to the benefit of a sinking fund to retire $________ principal amount of Designated Debt Securities on ________ in each of the years _______ through _____ at 100% of their principal amount plus accrued interest], [together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $________ principal amount of Designated Debt Securities in the years _____ through ______ at 100% of their principal amount plus accrued interest].


                              Designated Warrants

Warrant Exercise Price:

Principal Amount of Designated Debt Securities Issuable on Exercise of One
Warrant:

Date after which Warrants are Exercisable:


Expiration Date:


Detachable Date:


Bearer or Registered


                                 Miscellaneous


Time of Delivery:


Closing Location:


Type of Funds:


[Other Terms]*:



- ------------------

* A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                 SCHEDULE III


                           DELAYED DELIVERY CONTRACT
                           -------------------------


HOUSEHOLD FINANCIAL CORPORATION LIMITED
[Name and address of Representative(s)]



                                              _________, 19__


     Attention:

Dear Sirs:

          The undersigned hereby agrees to purchase from HOUSEHOLD FINANCIAL CORPORATION LIMITED (hereinafter called the "Company"), and the Company agrees to sell to the undersigned, $_______________principal amount of the Company's [full title of Debt Securities] and ______ [full title of Warrants] (hereinafter collectively called the "Securities"), offered by the Company's Prospectus dated ______________, as supplemented by a supplement dated __________, ___, receipt of a copy of which is hereby acknowledged, at a purchase price of ____% of the principal amount of the Debt Securities, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

          The undersigned will purchase the Securities from the Company on _____________, ____ (the "Delivery Date"), and interest on the Securities so purchased will accrue from ________________, _____.

          Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in Federal funds at the office of the Company, 100 Sheppard Avenue East, North York, Ontario, Canada M2N6N7, on the Delivery Date upon delivery to the undersigned of the Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before ____________, _____, shall have sold to the several Underwriters, pursuant to the Underwriting Agreement and Pricing Agreement each dated _____________, ____, with the Company, an aggregate principal amount of Debt Securities equal to $_______, and an aggregate number of Warrants equal to ________, minus the aggregate principal amount of Debt Securities and aggregate number of Warrants covered by this contract and other contracts similar to this contract. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract.

          Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

          The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          This contract shall be construed in accordance with and governed by the laws of the State of Illinois.

          It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.


                                 Yours very truly,


                                 ----------------------------------


                                 By
                                    -------------------------------
                                           (Signature)


                                 ----------------------------------
                                           (Name and Title)


                                 ----------------------------------
                                           (Address)



Accepted,  _____________, ________.


Household Financial Corporation Limited

By
   ----------------------------------


                                      -3-